UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 12, 2007

SUN CAL ENERGY, INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

333-126504

(Commission File Number)

81-0659377

(IRS Employer Identification No.)

700, 205 – 5th Avenue S.W., Bow Valley Square II, Calgary, Alberta T2P 2V7

(Address of principal executive offices and Zip Code)

(403) 538-4772

Registrant's telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

On February 12, 2007, we engaged Jonathon P. Reuben, CPA, as our principal independent accountant with the approval of our company’s board of directors. Accordingly, we dismissed Ronald R. Chadwick, P.C., Certified Public Accountant on February 12, 2007.

Ronald R. Chadwick, P.C., Certified Public Accountant’s report on our financial statements dated August 24, 2006 for the period from July 24, 2004 (Inception) through June 30, 2005, and for the fiscal year ended June 30, 2006, did not contain an adverse opinion or disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles.

In connection with the audit of our financial statements for the period from July 24, 2004 (Inception) through June 30, 2005, the fiscal year ended June 30, 2006, and in the subsequent interim period through the date of dismissal, there were no disagreements, resolved or not, with Ronald R. Chadwick, P.C., Certified Public Accountant on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Ronald R. Chadwick, P.C., Certified Public Accountant, would have caused Ronald R. Chadwick, P.C., Certified Public Accountant to make reference to the subject matter of the disagreement in connection with their report.

We provided Ronald R. Chadwick, P.C., Certified Public Accountant with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission, and requested that he furnishes us with a letter addressed to the Securities and Exchange Commission stating whether he agrees with the statements made in this Current Report on Form 8-K, and if not, stating the aspects with which he does not agree. The letter from Ronald R. Chadwick, P.C., Certified Public Accountant, an independent registered public accounting firm, dated February 12, 2007, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

During the period from July 24, 2004 (Inception) through June 30, 2005, the fiscal year ended June 30, 2006, and the subsequent interim period through the date hereof, we have not consulted with Jonathon P. Reuben, CPA regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, nor has Jonathon P. Reuben, CPA provided to us a written report or oral advice regarding such principles or audit opinion on any matter that was the subject of a disagreement or reportable event set forth in Item 304(a)(1)(iv) of Regulation S-B with our former principle independent accountant.

Item 9.01. Financial Statements and Exhibits

16.1	Letter dated February 12, 2007 from Ronald R. Chadwick, P.C., Certified Public Accountant regarding our change in independent registered public accounting firms.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUN CAL ENERGY, INC.

/s/ George Drazenovic

George Drazenovic

President and Chief Executive Officer

Date: February 12, 2007